UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2026

CSB Bancorp, Inc.

(Exact name of Registrant as Specified in Its Charter)

Ohio	000-21714	34-1687530
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

91 North Clay Street P.O. Box 232
Millersburg, Ohio		44654
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 330 674-9015

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $6.25 per share	CSBB	OTCID

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Millersburg, Ohio – November 2, 2026 - CSB Bancorp Inc. (OTC ID: CSBB) today announced that Paula J. Meiler, Senior Vice President and Chief Financial Officer, has informed the Board of Directors of her intention to retire effective April 30, 2027.

Ms. Meiler will continue to serve as Chief Financial Officer through her retirement date and will work closely with executive management and the Board to ensure a seamless transition of responsibilities.

"Paula's leadership, integrity, and commitment to excellence have had a lasting impact on our organization," said Eddie L. Steiner, President and Chief Executive Officer. "Her strategic guidance has helped position the Company for long-term success while maintaining a strong financial foundation. We are grateful for her many contributions and look forward to continuing to benefit from her expertise during the transition period."

Ms. Meiler's retirement is not the result of any disagreement with the Company regarding its operations, policies, practices, or financial reporting. The Board of Directors has initiated a comprehensive search process to identify the Company's next Chief Financial Officer. Both internal and external candidates will be considered. Ms. Meiler will remain actively involved in supporting the transition and ensuring continuity in the Company's financial leadership.

"It has been a privilege to serve our shareholders, customers, employees, and communities," said Ms. Meiler. "I am proud of what we have accomplished together and am committed to supporting a smooth and successful transition as the Company prepares for its next chapter."

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding executive succession planning, management transition activities, recruitment efforts, and the timing of leadership changes. These statements are based on current expectations and assumptions that are subject to risks and uncertainties, many of which are beyond the Company's control. Actual results may differ materially from those expressed or implied by such forward-looking statements. The Company undertakes no obligation to update or revise any forward-looking statements, except as required by applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CSB Bancorp, Inc.

Date:	November 2, 2026	By:	/s/ Eddie L. Steiner
President and Chief Executive Officer